Events after the reporting period	12 Months Ended
Jun. 30, 2025
Notes and other explanatory information [abstract]
Events after the reporting period

28. Events after the reporting period

In September 2025, Donald Trump Jr. was appointed as a Strategic Advisor under a 24-month agreement to assist with strategic alliances, business development, and investor relations. In consideration for these services, he received options to purchase 1,500,000 million ordinary shares at US$0.001 per share, subject to a 12-month lock-up period and compliance with applicable securities laws.

Between July 25 and September, 2025 all 5,677,139 prefunded warrants issued as part of a public offering were exercised. Equity presentation remains unaffected other than reclassification from pre funded warrant reserve to share capital.

In September 2025, we sold 550,000 Ordinary Shares at a price of U$1 per share to institutional and professional investors outside the United States, raising proceeds of US$550,000